UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 2, 2015

KANSAS CITY SOUTHERN

(Exact name of company as specified in its charter)

DELAWARE	1-4717	44-0663509
(State or other jurisdiction of incorporation)	(Commission file number)	(IRS Employer Identification Number)

427 West 12th Street, Kansas City, Missouri 64105

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (816) 983-1303

Not Applicable

(Former name or former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01	Regulation FD Disclosure

On December 2, 2015, Kansas City Southern’s Executive Vice President Finance and Chief Financial Officer Michael W. Upchurch gave a presentation, including commentary on the fourth quarter revenues that the Company expects to be down high-single digits compared to the fourth quarter of 2014, at the Credit Suisse Industrials Conference at approximately 12:45 p.m. eastern time. The presentation given by Mr. Upchurch at this conference is included in this Form 8-K as Exhibit 99.1. Interested investors not attending the conference may listen to the presentation via a simultaneous webcast on KCS’ website at www.kcsouthern.com. A link to the replay will be available for 14 days following the event.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits

Exhibit No.	Description

99.1	Presentation by Executive Vice President and Chief Financial Officer Michael W. Upchurch at the Credit Suisse Industrials Conference on December 2, 2015

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Kansas City Southern

December 2, 2015	By:	/s/ Adam J. Godderz
	Name:	Adam J. Godderz
	Title:	Corporate Secretary

Exhibit Index

Exhibit No.	Description

99.1	Presentation by Executive Vice President and Chief Financial Officer Michael W. Upchurch at the Credit Suisse Industrials Conference on December 2, 2015